Exhibit 77Q1(e) to ACGIT 09.30.2008 NSAR


     1. Management Agreement effective August 1, 2008 between American Century Government Income Trust and American Century Investment Management, Inc., filed as Exhibit 99(d) to Form 485B Post-Effective Amendment No. 56 to the Registrant's Registration Statement Form N-1A 07/29/08, effective 08/01/08, and incorporated herein by reference.